UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 10, 2010

INTERNATIONAL COAL GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32679 (Commission File Number)	20-2641185 (IRS Employer Identification No.)

300 Corporate Centre Drive Scott Depot, West Virginia (Address of Principal Executive Offices)	25560 (Zip Code)

(304) 760-2400
(Registrant’s Telephone Number, including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 10, 2010, International Coal Group, Inc. issued a press release announcing that the West Virginia Surface Mine Board has issued an order upholding a May 2009 decision by the West Virginia Department of Environmental Protection to reinstate a surface mining permit for its ICG Tygart Valley subsidiary’s Tygart No. 1 deep mine complex in Taylor County, near Grafton, West Virginia. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated March 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL COAL GROUP, INC.

By:	/s/ O. Eugene Kitts
Name:	O. Eugene Kitts
Title:	Senior Vice President, Mining Services

Date:  March 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated March 10, 2010

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